UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 30, 2001


                            VDC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       001-14281                     061524454
   --------                       ---------                     ---------
(State or other             (Commission File No.)             (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                                550 Broad Street
                                Newark, NJ 07102
                     (Address of principal executive office)

                                 (973) 621-6660
                                 --------------
              (Registrant's telephone number, including area code)

Press Release

     See the following press release, dated May 30, 2001, announcing the appointment of Ian Hughes as Chief Executive Officer.

                              FOR IMMEDIATE RELEASE

Contact:          Ian Hughes
                  VDC Communications, Inc.
                  (973) 621-6660 EXT 104

     VDC COMMUNICATIONS APPOINTS NEW CEO Newark, NJ: May 30, 2001. VDC Communications, Inc. (OTCBB:"VDCI"), has appointed Ian Hughes as Chief Executive Officer. Mr. Hughes succeeds Anthony DeJesus who stays on as Director, Chairman, Chief Financial Officer, Secretary and Treasurer of VDC.

     "There can be no doubt that the task ahead for VDC will be a challenging one. We need to find a way to put the company's past behind it and build upon its key assets to make a stronger future." Says Hughes.

     Mr. Hughes is a graduate of Harvard Business School and has had a distinguished career in the Direct Marketing industry. Prior to joining VDC he was Chairman and Chief Executive of eCharity.com inc., an Internet affinity marketing company. In addition Mr. Hughes has served on the Board of the UK Direct Marketing Association and is a founding member of the Institute of Direct Marketing.

     VDC is a domestic and international telecommunications company, providing domestic and international services to retail customers.

     Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements made by VDC involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VDC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: (i) VDC's limited capital and possible bankruptcy; (ii) VDC's ability to operate profitably; (iii) VDC's ability to secure sufficient financing in order to fund its operations;
(iv) competitive and other market conditions, including pricing pressure, that may adversely affect the scope of VDC's operations; (v) VDC's dependence on certain key personnel; (vi) network failure or complications, including service delays; (vii) VDC's ability to successfully integrate potential mergers and/or acquisitions into VDC, including the retention of certain key personnel; and,
(viii) inherent regulatory and licensing risks associated with operations and other risks as are described from time to time in the SEC reports filed by VDC, including a Registration Statement on Form S-3 (No. 333-46694) and a VDC prospectus dated October 27, 2000. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. VDC disclaims any obligation to update any of the forward-looking statements contained herein to reflect any change in VDC's expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.